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                                                               EXHIBIT 10(d)(10)


                       ROCKWELL INTERNATIONAL CORPORATION

                  RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS
                              ON FEBRUARY 5, 1997

                  RESOLVED, THAT THIS CORPORATION'S DIRECTORS STOCK PLAN (THE "PLAN") BE, AND IT HEREBY IS AMENDED, SO THAT (i) THE FIRST SENTENCE OF SECTION 6 OF THE PLAN SHALL READ IN ITS ENTIRETY AS FOLLOWS:

                  "EACH NON-EMPLOYEE DIRECTOR WHO IS ELECTED A DIRECTOR AT, OR WHO WAS PREVIOUSLY ELECTED AND CONTINUES AS A DIRECTOR AFTER, ANY ANNUAL MEETING OF SHAREOWNERS OF ROCKWELL SHALL RECEIVE AN AWARD OF 400 SHARES EFFECTIVE IMMEDIATELY AFTER THAT ANNUAL MEETING."

         AND (ii) THE FIRST SENTENCE OF SECTION 8 OF THE PLAN SHALL READ IN ITS ENTIRETY AS FOLLOWS:

                  "EACH NON-EMPLOYEE DIRECTOR WHO IS ELECTED A DIRECTOR AT, OR WHO WAS PREVIOUSLY ELECTED AND CONTINUES AS A DIRECTOR AFTER, ANY ANNUAL MEETING OF SHAREOWNERS OF ROCKWELL SHALL RECEIVE AN OPTION TO PURCHASE 1,000 SHARES IMMEDIATELY AFTER THAT ANNUAL MEETING; PROVIDED, HOWEVER, THAT IF R. M. BRESSLER, J.
                  D. NICHOLS AND J. F. TOOT ARE REELECTED DIRECTORS AT THE CORPORATION'S 1996 ANNUAL MEETING, OPTIONS TO PURCHASE 9,000, 9,000 AND 5,000 SHARES, RESPECTIVELY, SHALL BE GRANTED TO THEM IMMEDIATELY THEREAFTER."

         AND ALL OTHER PROVISIONS OF THE PLAN BE, AND THEY HEREBY ARE, RATIFIED AND CONFIRMED.